PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                            STRONG STABLE VALUE FUND
                                 INVESTOR CLASS
                                     CLASS K

               Supplement to the Prospectus dated January 31, 2003

INVESTMENT STRATEGY
The first paragraph under "What Are the Fund's Principal Investment Strategies?" on page 1 of the prospectus is deleted and replaced with the following:

         The STABLE VALUE FUND is managed to provide attractive yields and a stable share price of $10.00. It invests, under normal conditions, in securities issued or backed by the U.S. government, or its agencies and instrumentalities, and other highly rated fixed-income securities. The Fund's duration will normally be between 3 years and 4 years. The Fund attempts to stabilize principal by purchasing contracts ("Wrapper Agreements") from highly rated financial institutions such as banks and insurance companies ("Wrapper Providers"). The Fund may invest in derivative securities, such as futures, options, and swap agreements, for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield). The manager of the Fund may sell a holding if its value becomes unattractive (e.g., when its fundamental qualities deteriorate or when other investment opportunities exist that have more attractive returns). In addition, Wrapper Agreements may require the Fund to maintain a certain average credit quality, dispose of downgraded securities, and adhere to similar restrictions, which may also require the manager to sell a Fund holding.

INVESTMENT MINIMUM
The "Investment Minimums" table on page 18 of the Investor Class prospectus is deleted and replaced with the following:



                                            INITIAL INVESTMENT MINIMUM             ADDITIONAL INVESTMENT MINIMUM
         ---------------------------------- ------------------------------------- ---------------------------------
         Coverdell Education Savings        $1,000                                     $100
         Accounts, traditional IRAs, Roth
         IRAs, and SEP-IRAs
         ---------------------------------- ------------------------------------- ---------------------------------
         SIMPLE IRAs and 403(b)(7) and      the lesser of $250 or $25 per month        $50
         Keogh accounts
         ---------------------------------- ------------------------------------- ---------------------------------

The "Qualified Investors" paragraph on page 13 of the Class K prospectus is deleted and replaced with the following:

         Only certain types of investors qualify to purchase Class K shares of the Fund, such as employer-sponsored defined-contribution plans for which Strong Retirement Plan Services, Inc. or an affiliate provides administrative services and, indirectly, their participants. See the Fund's Statement of Additional Information for more information on qualified investors.

REDEMPTION FEE
The first paragraph of the "Redemption Fee" section on page 20 of the Investor Class prospectus is deleted and replaced with the following:

         The Fund is intended for long-term investors. Short-term "market timers" engage in frequent purchases and redemptions that can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, under certain conditions, the Fund assesses a 2.00% fee on redemptions (including exchanges), based on the redeemed shares' market value. However, redemption fees may be waived for redemptions through the Systematic Withdrawal Plan or qualified distributions from a retirement account. Redemption fees are paid to the Fund. Redemption fees are applicable to shares purchased through reinvested dividends and distributions.

MANAGING YOUR ACCOUNT
The first paragraph under "Through Third Parties" paragraph on page 17 of the prospectus is deleted and replaced with the following:

         When you transact through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Third parties, such as a retirement plan, may charge transaction and other fees and may set different investment minimums or limitations on buying or selling shares. Consult a representative of your plan for details. The Fund's distributor may sponsor or participate in promotional programs in which investors receive incentives for establishing accounts and/or for purchasing shares of the Strong Funds. Consult the Statement of Additional Information for more information on these programs. The following are the ways you can manage your account through a third party.



                 The date of this Prospectus Supplement is March 5, 2003.